                                                                   EXHIBIT 10.21

                                      LEASE

                                     between

                        FIRST FLIGHT LIMITED PARTNERSHIP
                         T/A TOPFLIGHT AIRPARK, Landlord

                                       and

                           CALIFORNIA MICROWAVE, INC.
                  AIRBORNE SYSTEMS INTEGRATION DIVISION, Tenant

                                TABLE OF CONTENTS

INTRODUCTION

ARTICLE I - PREMISES AND TERM

         1.1                    Premises
         1.2                    Term
         1.3                    Commencement of Possession

ARTICLE II - RENTAL

         2.1                    Basic Rent
         2.2                    Consumer Price Index
         2.3                    Real Estate Tax
         2.4                    Payments for Utilities Usage
         2.5                    Gross Receipts Taxes

ARTICLE III - USE AND OCCUPANCY

         3.1                    Use of Premises
         3.2                    Tenant Requirements for Space Improvements
         3.3                    Alterations
         3.4                    Fixtures, Etc.
         3.5                    Signs, Weight, Moving, Etc.
         3.6                    Access
         3.7                    Rules and Regulations
         3.8                    Subletting and Assignment
         3.9 Compliance with Laws and Regulations, Hazardous Substances, and Environmental Matters

ARTICLE IV - MAINTENANCE, REPAIRS, SERVICES AND UTILITIES

         4.1                    Services and Utilities
         4.2                    Maintenance and Repairs

ARTICLE V - INSURANCE, DAMAGES AND CONDEMNATION

         5.1                    Insurance and Indemnification
         5.2                    Damage by Tenant
         5.3                    Water Damage, Etc.
         5.4                    Other Damages
         5.5                    Damage by Fire or Casualty

         5.6                    Condemnation

ARTICLE VI - SURRENDER OF PREMISES
         6.1                    Surrender and Restoration
         6.2                    Tenant Holding Over
         6.3                    Security Deposit

ARTICLE VII - DEFAULTS
         7.1                    Defaults and Remedies
         7.2                    Bankruptcy
         7.3                    Landlord's Liability

ARTICLE VIII - LANDLORD'S MORTGAGE
         8.1                    Subordination
         8.2                    Tenant's Estoppel Certificate
         8.3                    Notice to Mortgagee

ARTICLE IX - MISCELLANEOUS PROVISIONS
         9.1                    NonConstructive Waiver
         9.2                    Broker's Commission
         9.3                    Waiver of Trial by Jury
         9.4                    Attorney's Fees
         9.5                    Time of Essence
         9.6                    Governing Law
         9.7                    Force Majeure
         9.8                    Notices
         9.9                    Successors and Assigns
         9.10                   Corporate Tenants
         9.11                   Gender and Number
         9.12                   Section Headings
         9.13                   Entire Agreement
         9.14                   Landlord's Consent

Exhibit A
Exhibit B

                    THIS LEASE made this 1st day of January, 1996, by and between FIRST FLIGHT LIMITED PARTNERSHIP, T/A TOPFLIGHT AIRPARK, hereinafter called "Landlord", whose principal office is located at 1376 Old Bridge Rd., Woodbridge, Virginia 22192 and CALIFORNIA MICROWAVE, INC. AIRBORNE SYSTEMS INTEGRATION DIVISION, hereinafter called "Tenant", whose principal office is located at 1362 Brass Mill Rd., Belcamp, MD 21017.

                                   WITNESSETH:

ARTICLE I - PREMISES AND TERM

      1.1  Premises.

                    Landlord, for and in consideration of the covenants and agreements hereinafter set forth and the rent hereinafter reserved, has, and does hereby lease, unto Tenant and Tenant, subject to the terms and conditions herein contained, hereby leases from Landlord, 94,900 square feet, the space described as follows: Executive Hangar, consisting of approximately 87,500 square feet of gross floor area including storage areas on the main floor, and 7,400 square feet of gross floor area in Building 7A (hereinafter called the "Building") in the complex known as the TOPFLIGHT AIRPARK located on Showalter Road at the Washington County Regional Airport in Washington County, Maryland, as illustrated in Exhibit "A" attached hereto, such leased space being hereinafter referred to as the "Leased Premises". For purposes of computation, the Landlord shall define "Landlord Area" as 850,000 square feet.

      1.2  Term.

                    Subject to the provisions hereof, the term of this Lease shall be for a term of three (3) years, commencing on the 1st day of January, 1996 and ending on the 31st day of December, 1998, both dates inclusive. At the expiration of the initial lease term, the tenant shall have the option of three
(3) one year extensions. If the tenant chooses to exercise any of the one year extensions, tenant must provide landlord written notice 60 days prior to the expiration of the then current lease term.

      1.3  Commencement of Possession.

                    If Landlord shall be unable to give possession of the Leased Premises on the date of the commencement of the term hereof by reason of the fact that a certificate of occupancy has not been obtained or if Landlord is unable to give possession of the Leased Premises on the date of commencement of the term hereof by reason of holding over or retention of possession of any tenant or occupant, or if repairs, improvements or decoration of the Leased Premises, or of the Building, are not completed, or for any other reason, Landlord shall not be subject to any liability for failure to give possession on said date. Under such circumstances, the rent reserved and covenanted to be paid herein shall not commence until possession of the Leased Premises is given or the Leased Premises are available for occupancy by Tenant, and no such failure to give possession on the date of commencement of the term shall in any other respect affect the validity of this Lease or the obligations of Tenant hereunder. However, if by the scheduled commencement date the Leased Premises are not ready for Tenant's occupancy, the expiration date of this Lease shall be extended for the number of days that elapse between such date and the date possession of the Leased Premises fully completed and ready for occupancy is tendered to Tenant, or as soon thereafter as the space is ready for occupancy. If permission is given to Tenant to enter into the possession of the Leased Premises or to occupy premises other than the Leased Premises prior to the date specified as the commencement of the term of this Lease, Tenant covenants and agrees that such occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this Lease. In any event, Landlord shall give possession of the Leased Premises within thirty days; the sole remedy for failure to do so is termination of the contract.

ARTICLE II - RENTAL

      2.1  Basic Rent.

                    (a) Tenant covenants and agrees to pay to Landlord for the first year of the term hereof, but subject to adjustments as hereinafter provided, an annual basic rent, hereinafter called "Basic Rent", of THREE HUNDRED NINETY FOUR THOUSAND FOUR HUNDRED DOLLARS ($394,400) per annum, payable in equal monthly installments of THIRTY TWO THOUSAND EIGHT HUNDRED SIXTY-SIX 66/100 DOLLARS ($32,866.66) in advance of the first of each calendar month during the term hereof. If this Lease shall commence on the date other than the first day of the month, the rent for such month shall be pro-rated and a portion of the first rental payment shall be credited to the second month's rent. The balance of the second month's rent shall be paid by Tenant on the first day of the second month. The aforementioned rent includes an apportionment for the "Core" and "Corridor" attributable to the Leased Premises.

                    (b) All payments of Basic Rent, additional rent (as hereinafter provided) and other payments to Landlord required hereunder shall be made without demand, deduction or offset, in cash or by check payable to Landlord and shall be delivered to 1376 Old Bridge Road, Woodbridge, Virginia 22192, or to such other party and place as may be designated by notice in writing from Landlord to Tenant from time to time.

                    (c) Any monthly installment of Basic Rent not paid within ten (10) days of the due date shall be subject to a late charge of five percent (5%), but this does not extend the due date of the rent from the first day of each month. All other rent and all other payments becoming due hereunder (including additional rent) shall bear interest at the rate of twelve percent (12%) per annum from the date when the same shall become due and payable.

                    (d) No payment by Tenant or receipt and acceptance by Landlord of a lesser amount than the Basic Rent, additional rent, or other payments to Landlord required hereunder shall be deemed to be other than part payment of the full amount then due and payable, nor shall any endorsement or statement on any check or any letter accompanying any check, payment of rent or other payment, be deemed an accord and satisfaction; and Landlord may accept such part payment without prejudice to Landlord's right to recover the balance due and payable or pursue any other remedy provided in this Lease.

      2.2  Consumer Price Index.

                    Each year that this Lease remains in effect after the first full year of the term hereof, Tenant shall pay to Landlord as Basic Rent such sums as determined by application of the following formula:

                    (a) To the Basic Rent payable annually during the previous twelve months shall be added that sum representing the full amount, if any, after multiplying such Basic Rent payable during the previous twelve months, by a fraction the numerator of which shall be the Consumer Price Index (CPI) for Urban Wage Earners and Clerical Workers, All Items, Washington, D.C. as published in the United States Department of Labor, Bureau of Labor Statistics Consumer Price Index for the United States and Selected Areas (Base 1967 = 100) for the month which is two months prior to the last month of the previous twelve months, and the denominator of which shall be such CPI for the month which is two months prior to the first month of such previous twelve months, and subtracting from such product the Basic Rent payable during the previous twelve months.

                    (b) The resulting new Basic Rent, which in each instance, shall in no event be less than the Basic Rent payable during the preceding twelve months, shall be payable in twelve equal monthly installments on the first day of each month of the applicable year.

                    (c) In the event the CPI is discontinued, ceases to incorporate a significant number of the items now incorporated therein, or if a substantial change is made in such CPI, the parties hereto shall attempt to agree on an alternative formula and if agreement cannot be reached, the matter shall be submitted to arbitration under the rules of the American Arbitration Association then in effect.

      2.3  Real Estate Tax.

                    (a) Tenant shall pay in each Tax Year during the Term, as Additional Rental, its individually assessed share, or in absence thereof, a proportionate share of all state and county real estate taxes, payable with respect to or allocable to the Landlord's Area, including all Landlord's Building and all other buildings and improvements situated thereon, together with the reasonable cost (including fees of attorneys, consultants and appraisers) of any negotiation, contest or appeal pursued by Landlord in an effort to reduce any such tax, assessment or charge, all the foregoing being collectively referred to herein as "Real Estate Taxes". Tenant's proportionate share, to the extent not separately assessed, shall be determined by the amount of the square feet of the leased premises divided by the total square feet of all of the space (including the Tenant's space) in the Landlord's property. Landlord and Tenant agree that the said proportionate share shall be eleven percent (11%) for the Tax Year in which the Term commences or terminates, the provisions of this Section shall apply, but Tenant's liability for its proportionate share of any taxes for such year shall be subject to a pro rata adjustment based upon the number of days of such Tax Year falling within the Term. Tenant shall be entitled to the benefit of any abatement or reduction of real estate taxes arising from the presence of the property in a State Enterprise Zone.

                    (b) Real estate taxes which are being contested by Landlord shall nevertheless be included for purposes of the computation of the liability of Tenant under this Section, provided, however, that in the event that Tenant shall have paid any amount of increased rent pursuant to this Section and Landlord shall thereafter receive a refund of any portion of any real estate taxes on which such payment shall have been based, Landlord shall pay to Tenant the appropriate portion of such refund. Landlord shall have no obligation to contest, object or litigate the levying or imposition of any real estate taxes and may settle, compromise, consent to, waive or otherwise determine in its discretion any real estate taxes without consent or approval of Tenant.

                    (c) If the termination date of this Lease shall not coincide with the end of a real estate tax year, then in computing the amount payable under this Section for the period between the commencement of the applicable real estate tax year in question and the termination date of this Lease, the real estate taxes for the applicable real estate tax year shall be prorated on a monthly basis. Tenant's obligation to pay real estate taxes under this Section for the final period of the Lease shall survive the expiration of the term of this Lease.

      2.4  Payments for Utilities Usage.

                    (a) Tenant shall pay to Landlord an amount equal to the value of Tenant's usage of electrical and gas services. If submetered, these services will be billed by Landlord on the basis of metered usage and at the same unit rates as Landlord is billed by Potomac Edison and Columbia Gas Companies. It is understood that these rates may vary monthly and may depend upon usage and peak demands of the entire facility, which may be independent of Tenant's usage within the Leased Premises.

                    (b) In the event that Landlord is unable to submeter the gas usage, Tenant shall pay a prorated heating charge representing a proportionate share of the expense for the metered space, calculated on a square footage basis. In the event that Landlord is unable to submeter electrical usage, the basic rent to be paid by Tenant shall be increased by adding to the basic rent reserved herein an amount equal to the electrical expenses estimated to be incurred by the Landlord with respect to the leased premises. Such electrical expenses shall be determined by estimating Tenant's installed usage capacity and authorized rates for electricity and shall be adjusted in light of such factors. Representatives of the Landlord and Tenant shall agree on an initial rate per square foot to be paid by the Tenant to the Landlord based on Tenant's computed electrical load, demand and usage factors resulting from hours of operation. Thereafter, such initial rate shall be adjusted based on any Tenant changes in equipment load and/or operating hours and for rate changes imposed by the utility supplier. Tenant is hereby obligated to advise Landlord in writing of changes in equipment load and/or operating hours within thirty (30) days of such changes occurring and Landlord is accordingly obligated to advise Tenant of rate changes received from the utility supplier. Adjustments to the Tenant's initial rate per square foot shall be as of the dates of such factors being effective even though such dates may require retroactive obligations on the part of the Tenant to pay adjusted amounts. Adjustments to the initial rate per square foot may be increased or decreased as initiated by the utility company.

                    (c) Landlord shall bill Tenant monthly at the applicable rates, and Tenant shall make payment coincidentally with the rental payment for the following month.

      2.5  Gross Receipts Taxes.

                    After notification by Landlord, Tenant shall pay to Landlord, as additional rent together with each monthly payment of Basic Rent an amount equal to any taxes (other than income taxes) levied or imposed upon the rentals payment under this Lease, whether described as gross receipts taxes, excise tax, or by any other term.

ARTICLE III - USE AND OCCUPANCY

      3.1  Use of Premises.

                    (a) Tenant covenants to use and occupy the Leased Premises for aircraft repair, to include the modification of planes, fitup of communications for same and other aviation related uses.

                    (b) Tenant will not use or permit the Leased Premises or any part thereof to be used for any disorderly, unlawful or extra hazardous purpose nor for any other purpose than hereinbefore specified.

                    (c) Tenant will not do or permit to be done in the Leased Premises, or the Building, or bring or keep anything therein, which shall in any way increase the rate of fire or other insurance on the Building, or on the property kept in the Building, or obstruct, or interfere with the rights of other tenants, or in any way, injure or annoy them, or those having business with them, or conflict with them, or conflict with the fire laws or regulations or with any insurance policy upon the Building or any part thereof, or with any statutes, rules or regulations enacted or established by the Federal Government or by the State, City or County in which the Leased Premises is located. If any increase in the rate of fire insurance or other insurance is stated by any insurance company due to activity or equipment of Tenant in or about the Leased Premises, such statement shall be conclusive evidence that the increase in such rate is due to such activity or equipment and, as a result thereof, Tenant shall be liable for such increase and shall reimburse Landlord therefor as additional rental.

                    (d) Tenant shall have only a non-exclusive right to use the common or public areas of the Building, and the parking area on the land and shall not place or leave any items therein or thereon or in any other place on the land or in the Building other than within the Leased Premises.

                    (e) DELETED

      3.2  Tenant Requirements for Space Improvement.

                    Tenant is responsible for, and may make tenant improvements, with the written permission of Landlord, whose permission cannot be unreasonably withheld.

      3.3  Alterations.

                    (a) Tenant will not make any alterations, installations, changes, replacements, additions, or improvements, structural or otherwise, in or to the Leased Premises or any part thereof, without the prior written consent of Landlord.

                    (b) All alterations, installations, changes, replacements, additions to or improvements upon the Leased Premises (whether with or without Landlord's consent) shall, at the election of Landlord, remain upon the Leased Premises and be surrendered with the Leased Premises at the expiration of this Lease without disturbance, molestation or injury. Should Landlord elect that alterations, installations, changes, replacements, additions to or improvements upon the Leased Premises be removed upon termination of this Lease or upon termination of any renewal period hereof, Tenant hereby agrees to cause them to be removed at Tenant's sole cost and expense and to repair any damage caused by such removal and should Tenant fail to remove them then and in such event, Landlord shall cause them to be removed at Tenant's expense and Tenant hereby agrees to reimburse Landlord for the cost of such removal together with any and all damages which Landlord may suffer and sustain by reason of Tenant's failure to remove them.

      3.4  Fixtures, Etc.

                    Tenant covenants, at the expiration or other termination of this Lease, to remove all goods and effects from the Leased Premises not the property of the Landlord, and to yield to the Landlord the Leased Premises and all keys, locks and other fixtures connected therewith (except trade fixtures and other fixtures belonging to the Tenant), in good repair, order and condition in all respects, reasonable wear and use thereof and damage by fire or other casualty and damage from any risk with respect to which Tenant is not herein expressly made liable excepted.

      3.5  Signs, Weight, Moving, Etc.

                    (a) Tenant agrees that no sign, advertisement or notice shall be inscribed, painted or affixed on any part of the outside or inside of the Leased Premises of the Building, except on the directories and doors of offices, and then only in such size, color and style as Landlord shall approve.

                    (b) Tenant agrees that it will not place a load upon any floor which exceeds the floor load which the floor was designed or has been to carry; that Landlord shall have the right to prescribe the weight, and method of installation and position of heavy fixtures or equipment; that all damage done to the Building by taking in or removing an article of Tenant's office equipment, or due to its being in the Leased Premises, shall be repaired at the expense of the Tenant. Tenant agrees promptly to remove from the public area adjacent to the Building or common area any of Tenant's merchandise there delivered or deposited.

                    (c) Tenant agrees not to strip or overload, damage or deface the Leased Premises or hallways, stairways, elevators, parking facilities or other approaches thereto, of the Building, or the fixtures therein or used therewith, nor to permit any hole to be made in any of the same.

      3.6 Access.

                    Tenant agrees that it will allow Landlord, its agents or employees, to enter the Leased Premises at all reasonable times to examine, inspect or to protect the Leased Premises or prevent damage or injury to the Leased Premises, or to make such alterations and repairs as Landlord may deem necessary, or to exhibit the same to prospective tenants during the last three
(3) months of the term of this Lease.

      3.7 Rules and Regulations.

                    Tenant covenants that the following rules and regulations, and such other and further rules and regulations as Landlord may make and which in Landlord's judgment are needful for the general well being, safety, care and cleanliness of the Leased Premises and Building, together with their appurtenances, shall be faithfully kept, observed and performed by Tenant, and by its agent, servants, employees and guests unless waived in writing by Landlord. Changes in these rules and regulations will be implemented with reasonable notice to, and after reasonable consultation with, Tenant.

                    (a) Sidewalks, entries, passages, elevators and staircases and other parts of the Building which are not part of the Leased Premises shall not be obstructed or used for any other purposes than ingress or egress.

                    (b) Tenant shall not install or permit the installation of any awnings, shades and the like other than those approved by Landlord in writing.

                    (c) DELETED

                    (d) Tenant shall not construct, maintain, use or operate within the Leased Premises or elsewhere in the Building or on the outside of the Building, any electrical device, wiring or apparatus in connection with a loud speaker system or other sound system unless Tenant shall have first obtained the prior written consent of Landlord.

                    (e) DELETED

                    (f) No cooking shall be done or permitted by Tenant in the Leased Premises, without the prior written consent of Landlord provided, however, that the heating, refrigerating and preparing of beverages and light snacks shall be permitted if there are appropriate facilities and equipment for such purpose and subject to the prior written consent of Landlord. Tenant shall not cause or permit any unusual or objectionable odors to be produced upon or emanate from the Leased Premises.

                    (g) No animals of any kind shall be brought into or kept about the Building by Tenant or any of its employees, agents or guests.

                    (h) No vending machines shall be permitted to be placed or installed in any part of the Building by any tenant except as specifically indicated by Landlord's written consent. Landlord reserves the right to place or install vending machines in any part of the common areas of the Building.

      3.8 Subletting and Assignment.

                    (a) Tenant will not sublet the Leased Premises or any part thereof, including desk space, or transfer possession or occupancy thereof, to any person, firm or corporation or transfer, assign, mortgage or encumber this Lease or any interest in this Lease, without the prior written consent of Landlord, nor shall any subletting, assignment or transfer hereof be effected by operation of law or otherwise without the prior written consent of Landlord.

                    (b) If Tenant desires to sublet all or a substantial portion of the Leased Premises, Tenant shall give Landlord thirty (30) days written notice of Tenant's intention to do so. Within thirty (30) days after receipt of said notice, Landlord shall have the right to sublet the Leased Premises from Tenant at the same rental stipulated herein. If Tenant desires to sublet all of the Leased Premises, Landlord shall have the right to terminate this Lease on a date to be agreed upon by Landlord and Tenant. If Landlord has not exercised its right to sublet the Leased Premises or terminate this Lease as heretofore provided, Tenant may sublet the Leased Premises after first obtaining the written consent of Landlord.

                    (c) If Tenant shall receive any consideration for any assignment or the rent provided under any sublease shall be greater than the rent provided for herein, Tenant shall pay to Landlord an additional rental equal to one-half of all such increased amounts on the date which such rentals are due under the assignment or sublease.

                    (d) If Landlord consents to the subletting or assignment of the Leased Premises, Tenant shall remain fully liable and obligated under all the terms, conditions and provisions of this Lease and any assignee shall assume all of the obligations of the Tenant under this Lease. The consent by Landlord to any assignment, transfer, or subletting to any party other than Landlord, shall not be construed as a waiver or release of Tenant from the terms or any covenants or obligation under this Lease, nor shall the collection or acceptance of rent from any such assignee, transferee, subtenant or occupant constitute a waiver of, or release of Tenant from, any covenant or obligation contained in this Lease, nor shall any such assignment or subletting be construed to relieve Tenant from giving Landlord said thirty (30) day notice or from obtaining the consent in writing of Landlord to any further assignment or subletting. In the event that Tenant defaults hereunder, Tenant hereby assigns to Landlord the rent due from any subtenant of Tenant and hereby authorizes each such subtenant to pay said rent directly to Landlord. A copy of the assignment or sublease will be furnished to Landlord prior to its approval and will not thereafter be modified or amended without Landlord's prior consent.

      3.9    Compliance with Laws and Regulations, Hazardous
             Substances Environmental Matters.

                    Tenant, at its sole cost and expense, shall comply with and shall, to the extent that offending conditions arise during its tenancy from acts or omissions of Tenant, cause the Premises and its activities therein to comply with (a) all federal, state, county, municipal and other governmental statutes, laws, rules, orders, regulations and ordinances affecting the Premises or any part thereof, or the use thereof, including those which require the making of any structural, unforeseen or extraordinary changes, whether or not any such statutes, laws, rules, orders, regulations or ordinances which may be hereafter enacted involve a change of policy on the part of the governmental body enacting the same, and whether or not proof of negligence is requisite to violation; (b) all rules, orders and regulations of the National Board of Fire Underwriters or Landlord's fire insurance rating organization or other bodies exercising similar functions in connection with the prevention of fire or the correction of hazardous conditions, which apply to the Premises; and (c) specifically all laws, rules, orders and regulations of the Environmental Protection Agency, the Department of Health and Mental Hygiene of the State of Maryland, and the Department of Natural Resources of the State of Maryland with regard to the handling, use, storage, generation, and disposition of hazardous substances or of any substances and/or materials which may have an adverse impact on or contaminate surface waters, ground waters, or soils, or which may present a hazard to persons on or within the Premises or the Building. Tenant specifically agrees not to bring any of those substances listed as "Prohibited Substances" in Exhibit "B" attached hereto onto the Premises without specific prior written authorization from the Landlord which will be granted only after review by Landlord of Tenant's proposal detailing measures, procedures, and policies to assure compliance with all applicable rules and regulations and specifying insurance policies which will be placed in force to cover any potential liabilities arising from the existence of one or more Prohibited Substances(s) on the Leased Premises. Tenant shall indemnify and hold harmless Landlord with respect to any expenses resulting from an act or omission of the Tenant under (a), (b) and (c) above. Tenant will provide and maintain an adequate number (as required by local codes) of hand fire extinguishers for the Leased Premises.

ARTICLE IV - MAINTENANCE, REPAIRS, SERVICES AND UTILITIES

      4.1 Services and Utilities.

                    Landlord shall furnish normal and usual cleaning service for the common areas, at no additional cost to Tenant. Additionally, Landlord shall furnish water and sanitary sewer without additional cost to Tenant, provided, however, that Landlord reserves the right to assess an additional fee for consumption of utilities by Tenant beyond normal requirements as determined by Landlord. Electrical and gas services shall be furnished by Landlord through submetering systems where possible with Tenant responsible for electrical and gas usages at the same unit rates as Landlord is billed by Potomac Edison and Columbia Gas.

                    Landlord reserves the right to cut off and discontinue, upon 5 day notice to Tenant, furnishing any heating, ventilation, air-conditioning or other utility services furnished by Landlord at any time when Tenant has failed to pay any amount (whether as Rental or otherwise) due under this Lease. Landlord shall not be liable for any damages resulting from or arising out of any such discontinuance and the same shall not constitute a termination of this Lease or any eviction of Tenant. Landlord shall not be liable to Tenant in damages or otherwise (i) if any utility shall become unavailable from any public utility company, public authority or any person or entity (including Landlord) supplying or distributing such utility, or (ii) for any interruption in any utility service (including, without limitation, any heating, ventilation or air-conditioning) caused by the making of any necessary repairs or improvements or by any cause beyond Landlord's reasonable control, and the same shall not constitute a termination of this Lease or an eviction of Tenant. Landlord shall incur no liability to Tenant for utility problems beyond its direct control.

      4.2 Maintenance and Repairs.

                    (a) Subject to reasons beyond its control, Landlord agrees, at its expense, to maintain and keep in repair the exterior structure and demising walls, including the hangar doors, structural columns and structural floor which collectively enclose the Leased Premises, plumbing, sewer, heating, gas and fire extinguishing systems and lines (excluding, however, all doors and door frames, storefronts, windows and glass) and the roof over the Premise during the term of this Lease, except for damages caused by Tenant, its agents, employees, visitors, licensees, contractors or suppliers, and except for items installed for Tenant not of building standard materials. There shall be no allowance to Tenant for a diminution of rental value and no liability on the part of Landlord by reason of inconvenience, annoyance or injury to business arising from the making of any repairs in or to any portion of the Leased Premises or the Building (or in or to fixtures, appurtenances or equipment thereof). Overhead cranes are not provided or maintained under this Lease, and Tenant has no right to utilize same unless specifically addressed herein or by amendment hereto.

                    (b) Tenant shall take care of the Leased Premises and the fixtures, appurtenances and equipment therein including replacement of light bulbs and/or fluorescent tubes and, at its sole cost and expense, make such repairs thereto necessitated by the negligence of Tenant, its agents, employees, visitors, licensees, contractors or suppliers or by the use of the Leased Premises in a manner contrary to the purposes for which they are leased to Tenant, as and when needed to preserve them in good order and condition, reasonable wear and use excepted. All damage or injury to the Leased Premises (and to the fixtures, appurtenances and equipment therein) the hangar doors or hangar resulting from negligent operation of the doors or their operation during high winds or other adverse conditions or to the Building caused by Tenant, its agents, employees, visitors, licensees, contractors or suppliers, moving, installing or removing furniture, equipment or other property in, within or out of, the Leased Premises or Building, shall be repaired, restored or replaced promptly by Tenant at its sole cost and expense, to the reasonable satisfaction of Landlord. All such repairs, restorations and replacements shall conform to the standard of the Building and all contracts and subcontracts, contractors, subcontractors and suppliers involved in such work shall be subject to the approval of Landlord, whose written approval shall be obtained prior to the commencement of any such work. If Tenant shall fail to make such repairs, restorations or replacements, then Landlord shall have the right to make such necessary repairs, restorations and replacements, structural, non-structural, or otherwise, and any charge or cost so incurred by Landlord shall be paid by Tenant to Landlord as additional rent payable with the installment of rent next becoming due under the terms of this Lease. This provision shall be construed as an additional remedy granted to Landlord and not in limitation of any other rights and remedies which Landlord has or may have in said circumstances.

ARTICLE V - INSURANCE, DAMAGES AND CONDEMNATION

      5.1 Insurance and Indemnification.

                    (a) Tenant agrees to save Landlord and Agent harmless and indemnified from all loss, damage, liability or expense incurred, suffered, or claimed by any person whomsoever by reason of Tenant's neglect or use of the Leased Premises or of the Building or of anything thereon, or the parking facilities in or adjacent thereto, or of water, steam, electricity, or other agency, or by reason of any injury, loss or damage to any person or property upon the Leased Premises, the Building or parking facilities, and to be answerable for all nuisances caused or suffered on the Leased Premises, or caused by Tenant in the Building, or parking facilities, or on the approaches thereto.

                    (b) Tenant agrees to maintain, at its own expense, for the benefit of itself and Landlord, insurance of such type and in such amounts as may be approved by Landlord including (a) all risk property contents coverage for damage to or loss of personal property of Tenant in or on the Premises (including, without limitation, equipment, trade fixtures, inventory, floor covering, furniture and any leasehold improvements installed in the Premises by Tenant pursuant to this Lease) at its replacement value; (b) Premises liability coverage to afford protection of combined single limit per occurrence, of not less than Five Million Dollars ($5,000,000.00) with respect to personal injury, death or property damage; (c) Fire legal liability coverage to afford protection with limits for each occurrence of not less than One Million Dollars ($1,000,000.00) per occurrence. Such policy or policies shall provide that the Lessor must receive at least ten (10) days prior written notice of any cancellation of Tenant's insurance coverage. Such policy or policies shall name First Flight Limited Partnership, as additional insured, and shall provide for waiver of subrogation in favor of First Flight Limited Partnership. Prior to commencement of work by Tenant on the Premises or occupying the Premises under this Lease, Tenant shall deliver to Landlord certificates or binders evidencing the existence of the insurance coverages required herein.

      5.2 Damage by Tenant.

             All injury to the Leased Premises or the Building, caused by moving property of Tenant into, in or out of, the Building and all breakage done by Tenant, or the agents, servants, employees, and visitors of Tenant shall be repaired by Tenant, at expense of Tenant. If Tenant shall fail to do so, then Landlord shall have the right to make such necessary repairs, alterations and replacements, structural, nonstructural or otherwise and any charge or cost so incurred by Landlord shall be paid by Tenant with the right on the part of Landlord to elect in its discretion to regard the same as additional rent, in which event such cost or charge shall become additional rent payable with the installment of the rent next becoming due or thereafter falling due under terms of this Lease. This provision shall be construed as an additional remedy granted to Landlord and not in limitation of any rights and remedies which Landlord has or may have in these circumstances.

      5.3 Water Damage, Etc.

             Landlord shall not be liable for any damage to any property, or person, at any time in, the Leased Premises, or the Building, from fire, the perils of the standard extended coverage endorsement, explosion, steam, gases, or electricity, or from water, rain, or snow, whether they may leak into, issue or flow from, any part of the Building, or from the pipes, sprinkler system or heating or air conditioning apparatus of the Building, or from any other place or from any other cause of any kind or nature whatsoever. Tenant shall give Landlord prompt notice of any accident to or defect in the pipes, sprinkler system, heating or air conditioning apparatus, or electric wires or system in order that it may be remedied by Landlord.

      5.4 Other Damages.

                    Landlord assumes no liability or responsibility whatever with respect to the conduct and operation of the business to be conducted in the Leased Premises nor for any loss (including theft) or damage of whatsoever kind or by whomsoever caused, to personal property, documents, records, monies, or goods of Tenant or to anyone in or about the Leased Premises, however caused or whether due in whole or in part to acts of negligence on the part of Landlord, its agents or servants, whether such acts be active or passive and Tenant agrees to hold Landlord harmless against all such claims.

      5.5 Damage by Fire or Casualty.

                    (a) If the Leased Premises shall be destroyed or damaged, from whatsoever cause, so as to render them unfit for the purposes for which leased, and if it is reasonably possible to repair such destruction or damage within one hundred eighty (180) days, then Tenant shall not be entitled to surrender possession of the Leased Premises without the prior written consent of Landlord, but Landlord shall proceed to repair the destruction or damage with all reasonable speed and shall complete the same within one hundred eighty (180) days, unless there shall be less than one year remaining in the term of this Lease, in which event Landlord may elect to terminate the Lease.

                    (b) If the Leased Premises shall be destroyed or damaged, from whatever cause, so as to render them unfit for the purposes for which leased, and if it is not reasonably possible to repair such destruction or damage within one hundred eighty (180) days, then each party shall have the option, by written notice given to the other within fifteen (15) days after such destruction or damage, to terminate this Lease as of eight (8) days after the giving of such notice, in which event Tenant shall be granted a proportionate rebate and deduction from the rental payments made and to be made hereunder for the period subsequent to said termination and, if such option is not exercised, Landlord shall proceed to repair the destruction or damage with all reasonable speed.

                    (c) In the event of any damage or destruction to which the above provisions are applicable, Tenant shall be granted a proportionate rebate and deduction from the rental payments made and to be made hereunder, for the period from the date of such damage or destruction until the Leased Premises are ready for occupancy by Tenant or until the termination of this Lease, corresponding to the portion of the Leased Premises with respect to which Tenant is deprived of normal occupancy and use.

                    (d) Tenant shall give immediate notice to Landlord in case of fire or other damage to the Premise.

      5.6 Condemnation.

                    Tenant agrees that if the Leased Premises, or any part thereof, of the Building and/or the land on which the Building is located shall be taken or condemned for public or quasi-public use or purpose by any competent authority, Tenant shall have no claim against Landlord and shall not have any claim or rights to any portion of the amount that may be awarded as damages or paid as a result of any such condemnation; and all rights of Tenant to damages therefor, if any, are hereby assigned by Tenant to Landlord. Upon such condemnation or taking, the term of this Lease shall cease and terminate from the date of such taking or condemnation, and Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease, provided that if the Leased Premises are not taken, but the taking involves a portion of the land and/or Building, then the termination of this Lease shall be the election of Landlord.

ARTICLE VI - SURRENDER OF PREMISES

      6.1 Surrender and Restoration.

                    Tenant agrees to remove from the Leased Premises, at the expiration or other termination of this Lease, all goods and effects not belonging to Landlord, and to surrender possession of the Leased Premises broom clean and all fixtures and furnishings connected therewith in good repair, order and condition in all respects, reasonable wear and use thereof and damage by fire or other unavoidable casualty only excepted. If Tenant shall fail to perform any of the foregoing obligations, Landlord is authorized to do so in Tenant's behalf and to sell such articles and effects left on the Leased Premises as may be saleable. The proceeds of any such sale shall be applied toward the expenses thus incurred, and Tenant agrees to pay any balance promptly.

      6.2 Tenant Holding Over.

                    If Tenant shall not immediately surrender possession of the Leased Premises at the termination of this

Lease, Tenant shall become a tenant from month-to-month, provided rent shall be paid to and accepted by Landlord, in advance, at the rate of rent (including Basic Rent and prorated additional rent) payable hereunder just prior to the termination of this Lease or the then current rental rate being offered by Landlord for other similar space in the Building, whichever is higher; but unless and until Landlord shall accept such rental from Tenant, Landlord shall continue to be entitled to retake or recover possession of the Leased Premises as hereinabove provided in case of default on the part of Tenant, and Tenant shall be liable to Landlord for any loss or damage (including both direct and consequential damages) Landlord may sustain by reason of Tenant's failure to surrender possession of the Leased Premises immediately upon the expiration of term of this Lease. Landlord shall give ten days notice of quit. All rights of Landlord applicable during the term of this Lease shall be equally applicable during such period of subsequent occupancy by Tenant, whether or not a month-to-month tenancy shall have been created as aforesaid.

      6.3 Security Deposit.

                    Tenant simultaneously with the execution of this Lease shall deposit with Landlord the sum of THIRTY TWO THOUSAND EIGHT HUNDRED SIXTY-SIX DOLLARS AND 66/100 ($32,866.66) to be held as a security deposit to assure the prompt, full and faithful performance by Tenant of each and every provision of this Lease and of all obligations of Tenant hereunder. Landlord may apply the security deposit (which shall not bear interest to Tenant) or such portion thereof as is necessary, to the cost of repairing any damage to the Leased Premises caused by Tenant or Tenant's customers or employees or to defray any damage, loss or expense suffered by Landlord on account of any breach by Tenant of any of the terms or provisions thereof, at any time, including the non-payment of rent. In the event that Landlord applies all or any portion of the security deposit to cure such default or to defray any damage, loss or expense on account of any breach by Tenant, then Tenant shall be obligated to promptly deposit with Landlord the amount necessary to restore the security deposit to its original amount. The amount of the security deposit which is not applied as aforesaid shall be refunded to Tenant after its surrender of occupancy of the Leased Premises provided Tenant is not in default under any provision hereof. The security deposit is not to be applied by the Tenant as payment of any rent whatsoever.

ARTICLE VII - DEFAULTS

      7.1 Defaults and Remedies.
                    It is agreed that if:

                    (a) Tenant shall fail to pay the rent or any installment thereof as aforesaid at the time and same shall become due and payable and/or any additional rent as herein provided although no demand shall have been made for same; or

                    (b) Tenant shall violate or fail or neglect to keep and perform any of the covenants, conditions and agreements herein contained on the part of Tenant to be kept and performed; or

                    (c) the Leased Premises shall become vacant or deserted by Tenant, whether or not rent is in default; or

                    (d) there be any attachment, execution or other judicial seizure of all or a substantial part of the assets of Tenant or Tenant's leasehold;

                    then, and in each and every event from thenceforth, and at all times thereafter, at the option of Landlord: (i) Landlord may sell at public or private sale all or any part of the goods, chattels, fixtures and other personal property belonging to Tenant, except aircraft, propellers, engines, and spare parts, which are in the Premises, whether exempt or not from sale under execution or attachment; and apply the proceeds of such sale, first to the payment of all costs and expenses of conducting the sale or caring for or storing said property; second, toward the payment of indebtedness, including (without limitation) indebtedness for Rental, which may be or may become due from Tenant to Landlord; and third, to pay the Tenant any surplus remaining after all indebtedness of Tenant to Landlord has been fully paid (ii) Landlord may terminate Tenant's right of possession of the Leased Premises and Landlord shall be entitled to possession thereof and may forthwith proceed to recover possession of the Leased Premises by process of law, any notice to quit or of intention to re-enter the same being hereby expressly waived by Tenant. And, in event of such re-entry by process of law or otherwise, Tenant nevertheless agrees to remain answerable for any and all damage, deficiency or loss of rent which Landlord may sustain by such re-entry whether or not Landlord re-lets the Leased Premises; and in such case, Landlord shall have full power, which is hereby acceded to by Tenant, to re-let the Leased Premises for and on Tenant's behalf, and upon such re-letting Landlord shall have the right each month to sue for and recover any loss of rents or monthly deficits, with the right reserved by Landlord to bring any action(s) or proceeding(s) for the recovery of any deficits remaining unpaid without being obligated to await the end of the term of this Lease for a final determination of Tenant's account, and the commencement or maintenance of any one or more actions shall not bar Landlord from bringing other or subsequent actions for further accruals pursuant to provisions of this Section.

             If under the provisions of this Lease, a summons or other applicable summary process shall be served, pursuant to the law of the State in which the Leased Premises are located, and a compromise settlement thereof shall be made, it shall not be constituted as a waiver of any breach of any covenant, condition or agreement herein contained and no waiver of any breach of any covenant, condition or agreement herein contained shall operate as a waiver of the covenant, condition or agreement itself, or of any subsequent breach thereof. No provision of this Lease shall be deemed to have been waived by Landlord unless such waiver shall be in writing signed by Landlord. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly installments of rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy in this lease provided.

                    (e) In the event of a default, Landlord will give notice of said default to tenant, and tenant shall have ten days to cure.

      7.2 Bankruptcy.

             If at any time during the term of this Lease or any renewal, a petition shall be filed, either by or against Tenant, in any court pursuant to any Federal, State or municipal statute, whether in bankruptcy, insolvency or for reorganization or for the appointment of a receiver or trustee of all or a portion of Tenant's property or if Tenant makes an assignment for the benefit of Tenant's creditors, then immediately upon the happening of any such event, and without any entry or other act by Landlord, this Lease, at Landlord's option, shall cease and come to an end with the same force and effect as if the date of the happening of any such event were the date herein fixed for the expiration of the term of this Lease.

                    It is stipulated and agreed that in the event of termination of this Lease by the happening of any such event, Landlord shall forthwith, upon such termination, and any other provisions of this Lease to the contrary notwithstanding, be entitled to recover from Tenant as and for liquidated damages caused by such breach of the provisions of this Lease an amount equal to the difference between the then cash value of the rent reserved hereunder for the unexpired portion of the term and the then cash rental value of the Leased Premises for the unexpired portion of the term of this Lease, unless the statute which governs or shall govern the proceeding in which the damages are to be proved limits or shall limit the amount of the claim capable of being so proved, in which case Landlord shall be entitled to prove as and for liquidated damages an amount equal to that allowed by or under any such statute. The provisions of this Section shall be without prejudice to Landlord's right to prove in full damages for rent accrued prior to termination of this Lease, but not paid and shall be without prejudice to any rights given Landlord by any pertinent statute to prove further any amounts allowed thereby.

                    In making any such computation, the then cash rental value of the Leased Premises shall be deemed prima facie to be the rental realized upon any re-letting, if such re-letting can be accomplished by Landlord within a reasonable time after the termination of this Lease, and the then present cash value of the future rents hereunder reserved to Landlord for the unexpired portion of the term hereby demised shall be deemed to be such sum, if invested at eight percent per annum (8%) simple interest, as will produce the future rent over the period of time in question.

      7.3 Landlord's Liability.

                    In no event shall Landlord, including any successor assignee of all or any portion of Landlord's interest in the Building, be personally liable or accountable with respect to any provision of this Lease. If Landlord shall be in breach or default with respect to any obligation hereunder or otherwise, Tenant agrees to look for satisfaction solely to the equity of Landlord in the Building. The liability of Landlord, or other entity comprising Landlord, shall in no event exceed the amount of such equity and no other assets of Landlord (or any partners, stockholders, or officers of Landlord) shall be subject to levy, execution or other procedures for the satisfaction of Tenant's remedies. In the event Landlord transfers this Lease, other than as security for a mortgage or deed of trust, Landlord (and, in case of any subsequent transfers or conveyance, the then grantor) shall, upon such transfer and acceptance by the transferee be relieved from all liability and obligations hereunder arising after such transfer, including any liability to Tenant for any security deposit under this Lease.

ARTICLE VIII - LANDLORD'S MORTGAGE

      8.1 Subordination.

                    This Lease is subject and subordinate to all mortgages and/or deeds of trust which may now or hereafter affect the real property of which the Leased Premises form a part, and to all renewals, modifications, consolidations, replacements and extensions thereof. This clause shall be self-operative. In confirmation of such subordination, Tenant shall execute promptly any certificate that Landlord may request. Notwithstanding the foregoing, the party secured by any such deed of trust or mortgage shall have the right to recognize this Lease, and in event of any foreclosure sale under such deed of trust or mortgage, this

Lease shall continue in full force and effect at the option of the party secured by such deed of trust or mortgage or the purchase under any such foreclosure sale; and Tenant covenants and agrees that it will, at the written request of any party secured by any such deed of trust, execute, acknowledge and deliver any instrument that has for its purpose and effect the subordination to said deed of trust or mortgage of the lien of this Lease.

      8.2 Tenant's Estoppel Certificate.

                    Tenant covenants and agrees to deliver to the beneficiary under any deed of trust, or the holder of any mortgage, against the Building or any prospective purchaser of the Building, upon the written request of Landlord or its designee, at any time and from time to time, a certificate stating whether (1) this Lease is still in full force and effect, (2) the Lease has been amended or modified, (3) all rent has been paid to date and if any rent has been unpaid, (4) Tenant or Landlord is in default under this Lease (and if any default exists, the nature of it), (5) Tenant has any claims against Landlord (and if any claim exists, the nature of it), (6) Tenant knows of any assignment of this Lease by Landlord, and (7) as to any other fact or condition reasonably requested by the Landlord or any mortgagee or beneficiary under any deed of trust or prospective mortgagee or beneficiary under any deed of trust, or purchaser of any or all of Landlord's interests, or any assignee or prospective assignee of any interest of Landlord under this Lease.

      8.3 Notice to Mortgagee.

                    Tenant agrees to give any mortgagee and/or deed of trust holder, a copy of any notice of default served upon the Landlord, provided that prior to such notice Tenant has been notified in writing (by way of Notice of Assignment of Rents and Leases, or otherwise) of the addresses of such mortgagee and/or deed of trust holder. Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in this Lease, then the mortgagee and/or deed of trust holder shall have an additional thirty (30) days within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary if within such thirty (30) days any mortgagee and/or deed of trust holder has commenced and is diligently pursuing the remedies necessary to cure such default (including but not limited to commencement of foreclosure proceedings if necessary to effect such cure), in which event this Lease shall not be terminated while such remedies are being so diligently pursued.

ARTICLE IX - MISCELLANEOUS

      9.1 Non-Constructive Waiver.

                    The receipt of rent by Landlord, with knowledge of any breach of this Agreement by Tenant or of any default on the part of Tenant in the observance or performance of the provisions of this Lease, shall not be deemed to be a waiver of any provision of this Lease. No failure on the part of Landlord to enforce any covenant or provision herein contained, nor any waiver of any right thereunder by Landlord, unless in writing, shall discharge or invalidate such covenant or provision or affect the right of Landlord to enforce the same in the event of any subsequent breach or default. Neither acceptance of the keys nor any other act or thing done by Landlord or any agent or employee during or after the term herein demised shall be deemed to be an acceptance or a surrender of the Leased Premises, excepting only an agreement in writing signed by Landlord accepting or agreeing to accept such a surrender.

      9.2 Broker's Commission.

                    Each of the parties represents and warrants that there are no claims for brokerage commissions or finder's fees in connection with the execution of this Lease except as may be provided in an attachment hereto initialed by both parties, and agrees to indemnify the other against, and hold it harmless from, all liability arising from any such claim including, without limitation, the cost of counsel fees in connection therewith.

      9.3 Waiver of Trial by Jury.

                    Landlord and Tenant waive trial by jury of any or all issues arising in any action, or proceedings between the parties hereto, or their successors, arising out of or in any way connected with this Lease, or any of its provisions, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Premises and/or any claim of injury or damage, and any statutory remedy.

      9.4 Attorney's Fees.

                    Tenant agrees to pay, as additional rental, all attorney's fees and expenses of Landlord incurred in enforcing any of Tenant's obligations under this Lease, or in any litigation or negotiation in which Landlord shall become involved, through, or on account of Tenant.

      9.5 Time of Essence.

                    Time is of the essence in the performance of all of Tenant's and Landlord's obligations under this Lease.

      9.6 Governing Law.

                    This Lease shall be construed and governed by the laws of the State of Maryland. Should any provisions of this Lease and/or its conditions be illegal or not enforceable under the laws of the State, it or they shall be considered severable, and the Lease and its conditions shall remain in force and be binding upon the parties as though the said provisions had never been included.

      9.7 Force Majeure.

                    The term "default" as used in this Lease means default in the performance or observance of any of the terms, covenants, agreements, or conditions contained herein, exclusive of any period of grace required to constitute an event of default. However, if by any reason of force majeure the Landlord is unable in whole or in part to carry out the agreements on its part contained in this Lease or any of the other documents, the Landlord shall not be deemed in default during the continuance of such inability. The term "force majeure" as used herein shall include, without limitation, the following: acts of God; strikes, lockouts or other industrial disturbances; acts of public enemies; orders of any kind of the government of the United States or of the State of Maryland or of any subdivision thereof or any local government, or any of their departments, agencies or officials, or any civil or military authority; insurrections, riots; epidemics; landslides; lightning; earthquakes; fire; hurricanes; storms; floods; washouts; droughts; arrests; restraint of government and people; civil disturbances; explosions; breakage or accident to machinery, transmission pipes or canals; partial or entire failure of utilities; or any other cause or event not reasonably within the control of Landlord it being agreed that the settlement of strikes, lockouts and other industrial disturbances shall be entirely within the discretion of Landlord, and Landlord shall not be required to make settlement of strikes, lockouts and other industrial disturbances by acceding to the demands of the opposing party or parties when such course is, in the judgment of the applicable party, unfavorable to it.

      9.8 Notices.

                    All notices required under this Lease shall be deemed to be properly served if sent by United States registered or certified mail, postage prepaid (a) if to Landlord, addressed to Landlord at 1376 Old Bridge Road, Woodbridge, Virginia 22192 or at such other address as Landlord may have from time to time designated by written notice to Tenant, (b) if to Tenant, addressed to Tenant at 1362 Brass Mill Rd., Belcamp, MD 21017 or at such other address as Tenant may have designated from time to time by written notice to Landlord and
(c) if to any mortgagee or holder of a deed of trust, at such address as such mortgagee or holder of deed of trust shall have designated from time to time. The date of service of such notices shall be the date such notices are postmarked.

      9.9 Successors and Assigns.

                    This Lease and the covenants, agreements, obligations and restrictions herein contained, shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors, and assigns.

      9.10 Corporate Tenants.

                    In the event Tenant is a corporation, the persons executing this Lease on behalf of Tenant hereby covenant and warrant that: Tenant is a duly constituted corporation qualified to do business in Maryland; all Tenant's franchises and corporate taxes have been paid to date; all future forms, reports, fees and other documents necessary for Tenant to comply with applicable laws will be filed by Tenant when due; and such persons are duly authorized by the board of directors of such corporation to execute and deliver this Lease on behalf of the corporation.

      9.11 Gender and Number.

                    Words of any gender used in this Lease shall be deemed to include the plural when the sense requires.

      9.12 Section Headings.

                    The headings as to contents of particular sections herein are inserted only for convenience, and they are in no way to be construed as a part of this Lease or as a limitation on the scope of the particular sections to which they refer.

      9.13 Entire Agreement.

                    This Lease contains all the agreements and conditions made between the parties hereto and may not be modified orally or in any other manner than by agreement in writing, signed by all parties hereto, or their respective successors and interests. Any intention to create a joint venture or partnership relation between the parties hereto is expressly disclaimed.

      9.14 Landlord's Consent.

             Where Landlord's consent is required herein, said consent shall not be unreasonably withheld.

             IN WITNESS WHEREOF, the parties hereto have caused this Lease to be duly executed, all done the day and year first hereinbefore written.

Witness:                           LANDLORD:
                                   FIRST FLIGHT LIMITED PARTNERSHIP
                                   By:          UPLAND GROUP, INC.
                                                General Partner

/s/                                By: /s/                             (SEAL)
- ------------------------------         --------------------------------

Witness:                           TENANT:
                                   CALIFORNIA MICROWAVE, INC.
                                   AIRBOURNE SYSTEMS INTEGRATION
                                   DIVISION
/s/ Patricia A. Hartzell
- ------------------------------
Patricia A. Hartzell

                                   By: /s/ Sheldon R. McWilliams      (SEAL)
                                      --------------------------------
                                   Sheldon R. McWilliams
                                   Vice President of Operations
                                   Airborne Systems Integration
                                   Division

                                    EXHIBIT A

                          [set forth in this exhibit is
                        the layout of Topflight Airpark]

                                    EXHIBIT B

1,1 Dicholorethene (vinylidene chloride)

      Used in the manufacture of 1, 1, 1 - Tirchloroethane (methyl choloroform). However, the manufacture of polyvinylidene copolymers is the major use of VDC saran wrap,etc.

1,1 - Dichloroethane

      Solvent and cleaning degreasing agent as well as in organic synthesis as an intermediate.

Trans 1, 2 - Dichloroethene (1,2 - Dichloroethylene)

      Exists in two isomers cis 60% and trans 40%--solvent for waxes, resins, and acetycellulose. It is used in the extraction of rubber, as a refrigerant, in the manufacture of pharmaceuticals and artificial pearls, and in the extraction of oils and fats from fish and meat.

Chloroform

      Solvent for fats, oils, rubber, alkaloids, waxes, gutta percha, resins, as cleansing agent, in fire extinguishers to lower the freezing temperature of carbon tetrachloride in the rubber industry.

Banned by EPA from use in drug, cosmetic and food packaging products in 1976.

1,2 - Dichloroethane (Ethylene Dichloride)
      Manufacture of ethylene glycol, diaminoethylene

      Polyvinyl chloride, nylon, viscose, rayon, styrenebutadiene rubber and various plastics. It is a solvent for resins, asphalt, bitumen, rubber, cellulose acetate, cellulose ester, and paint; a degreaser in the engineering, textile, and petroleum industries; and an extracting agent for soybean oil and caffeine. It is also used as an antiknock agent in gasoline, a pickling agent, a fumigant, and a dry cleaning agent. It has found use in photography, xerography, water softening, and also in the production of adhesives, cosmetics, pharmaceuticals, and varnishes.

1,1,1 - Trichloroethane

      Substitute for carbon tetrachloride.

      In liquid form, it is used as a degreaser and for cold cleaning, dip cleaning, and bucket cleaning of metals. It is also used as a dry cleaning agent, a vapor degreasing agent, and a propellant.

Carbon Tetrachloride

      Solvent for oils and fats.

      Lacquers, varnishes, rubber, waxes, and resins, fluorocarbons are chemically synthesized from it. It is also used as an azeotropic drying agent for spark plugs, a dry cleaning agent, a fire extinguishing agent, a fumigant and an anthelmintic agent.

Trichloroethene (trichloroethylene)

      Solvent in vapor degreasing, extracting caffeine from coffee, as a dry cleaning agent, and as a chemical intermediate in the production of pesticides, waxes, gums, resins, tars, paints, varnishes, and specific chemicals such as chloroacetic acid.

1.1.2 - Trichloroethane (Vinyl Trichloride)
      Is used as a chemical intermediate and as a solvent, but

is not as widely used as its isomer 1,1,1 - Trichloroethane.

Tetrachloroethene (Tetrachloroethylene)
      Widely used as a solvent with particular use as a dry cleaning agent, a degreaser, a chemical intermediate, a fumigant, and medically as an anthelmintic.

Chromium

      Used in chrome plating, copper stripping, aluminum anodizing, as a catalyst, refactories, inorganic synthesis, and photography.